[Bank Hapoalim Graphic Reference]

AMENDMENT NO.1 TO PROMISSORY NOTE

As of November 8, 2004

Leve1 8 Systems, Inc. 8000 Regency Parkway Cary, NC 27511

RE:  Promissory Note identifıed below of the entity named above ("Borrower") to the order of Bank Hapoalim B.M. (the "Bank") and all riders, corrections, allonges, amendments, modifıcations and/or extensions with respect thereto (collectively the "Note")

Gentlemen:

The date on which the principal amount of the Note is due and payable is extended to the New Maturity Date specified below, subject to your signing and returning the enclosed copy of this letter to the Bank. The Note shall remain unchanged, except as set forth herein. The Bank waives none of its rights, all of which are reserved.

Please indicate your acknowledgement of and agreement to the foregoing by signing and returning the enclosed copy of this letter to the attention of Maxine Levy, Vice President.

New Maturity Date: November 3, 2005
Identifıcation of original Promissory Note:
Date: As of November 15, 2003 Current amount of Note: $1,971,000.00
Most recent previous amendment to Note: None

Very truly yours,

Acknowledged and Agreed to:     BANK HAPOALIM B.M.

LEVEL 8 SYSTEMS, INC.                     By: ______________________
By: _________________________                   Title:
   Title:
                By: ______________________
By: ______________________                    Title:
   Title:

\gina\-04 agreements\04..235 Level 8 Systems Inc. Letter Agreement (11/29/04)

New York Branches

1177 Avenue of the Americas New York NY 10036-2790
T. 212 782 2000 F. 212 782 2222 www.hapoalimusa.com

[Bank Hapoalim Graphic Reference]

As of November 8, 2004

Level 8 Systems, Inc.
8000 Regency Parkway
Cary, NC 27511

Gentlemen:

We are pleased to advise that Bank Hapoalim B.M. (the “Bank”) has agreed, subject to the conditions set forth below, to extend the expiration date of the existing term loan (the “Loan”) to you (the “Borrower”) in the amount of $1,971,000.00. The Loan shall be available as of the date hereof and shall expire on November 3, 2005. Any amounts prepaid at any time during the term of the Loan may not be reborrowed. The renewal of the Loan is subject to the Bank’s receipt of such documentation as it may request, including without limitation, the following, each in form and substance satisfactory to the Bank: (1) this Letter Agreement, (2) Amendment No.1 to the existing Promissory Note executed by the Borrower in favor of the Bank, (3) a Letter of Undertaking from Bank Hapoalim Rishon Le Zion Branch in the aggregate amount of $1,971,000.00, and (4) any other documents as the Bank may require. The Borrower shall also pay an amendment fee in the amount of $350.00.

Please indicate your acknowledgment of and agreement to the foregoing by signing and returning the enclosed copy of this letter to the attention of Maxine Levy, Vice President.

Very truly yours,

Acknowledged and Agreed to:     BANK HAPOALIM B.M.

LEVEL 8 SYSTEMS, INC.                 By: ______________________
By: _________________________                 Title:
   Title:
          By: ______________________
By: ______________________                      Title:
  Title:

J:\gina\-04 agreements\04 236 Level 8 Systems Inc Letter Agreement (2/25/05)

New York Branches

1177 Avenue of the Americas New York NY 10036-2790
T. 212 782 2000 F. 212 782 2222 www.hapoalimusa.com